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                                                                    EXHIBIT 23.2



                      Letterhead of Deloitte & Touche LLP



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Easyriders, Inc. on Form S-8 of our report dated April 14, 1999 appearing in the Annual Report on Form 10-K of Easyriders, Inc. for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP

Costa Mesa, California
May 11, 1999